UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item I	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/13 is included with this Form.

Annual Report To Contractowners
■ Value Line Centurion Fund, Inc.

An Update from Fund Management (Unaudited)

PRESIDENT’S LETTER

Dear Shareholders:

We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2013. We are especially excited to present this annual report in its new format, revised to be more informative, more useful and more reader-friendly.

The 12 months ended December 31, 2013 were rewarding ones for the Fund, as the Fund generated robust double-digit absolute gains. Additionally, the Fund outpaced its peers for the three-year period ended December 31, 2013, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category).

Objective: Long-term growth of capital Inception Date:
On the following pages, the Fund’s portfolio manager discusses the management of the Fund over the annual period. The conversation highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended December 31, 2013, especially given the newsworthy events of the year.

November 15, 1983
Economic Review
Net Assets at
December 31, 2013: $154,037,619 Portfolio Composition at December 31, 2013: (Percentage of Total Net Assets)
U.S. real Gross Domestic Product (GDP) was lackluster in the first half of 2013 at less than 2% in the first and second calendar quarters. The U.S. economy faced strong headwinds, including increases in the payroll tax and disruptions from the sequester budget cuts. Third quarter GDP, however, turned sharply upward, coming in at 4.1%, as boosted by higher consumer spending, increased business investment and rising inventories. Early estimates for fourth quarter GDP suggest the U.S. economy may have ended the year with more momentum than had been anticipated.

Despite the growing economy, inflation remained modest. Consumer prices stayed in check, with headline Consumer Price Index (CPI) rising just 1.5% before seasonal adjustment. Limited wage growth and declining energy prices contributed to the relatively benign inflation scenario. The U.S. also saw moderate job growth, as reflected in a drop in unemployment from 7.8% at the close of 2012 to 6.7% at the close of 2013. The makeup of job growth, however, was somewhat disappointing, with hiring generally concentrated in sectors representative of low-wage jobs.

In recognition of the improving U.S. economy, the Federal Reserve (the Fed) had ongoing—and well-publicized—discussions throughout the year about the possibility of reducing its monthly bond-buying program. Speculation about the timing and the magnitude of the tapering had great impact on both the equity and fixed income markets. Ultimately, Fed Chair Bernanke kept the focus on key market data as the basis for the decision on tapering. As unemployment dropped close to the Fed’s stated target of 6.5%, the Fed finally announced in December 2013 that it would modestly reduce its monthly bond purchases—from $85 billion to $75 billion—beginning in January 2014. At the same time, the Fed reaffirmed its commitment to maintaining low short-term interest rates, with the targeted federal funds rate not likely to exceed 0.25%. At the end of the annual period, the appointment of Janet Yellen as the new Fed Chair was seen by the financial markets as likely to not steer the Fed too far off the course set by Ben Bernanke.

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.	1

Annual Report To Contractowners
■ Value Line Centurion Fund, Inc

Equity Market Review

U.S. equities, as measured by the S&P 500® Index2, posted robust double-digit gains for 2013, supported by a significantly stronger real estate market, steady growth in manufacturing and a modest drop in the national unemployment rate.

Stocks began the year strong upon the announcement of a partial bi-partisan deal regarding the federal budget, debt ceiling and government shutdown—which drove a generally steady climb through May 2013. The S&P 500® Index subsequently dropped between the end of May and the end of June, as fears of over-bought conditions, an imminent end of the quantitative easing program by the Fed and worries over second quarter corporate earnings arose. The U.S. equity market snapped back to post solid gains after reasonably good earnings reports and what were perceived as dovish words by Fed members that eased investors’ concerns. A notable acceleration in market appreciation occurred in early October in response to the Fed’s surprise announcement in September that it would not yet begin tapering its asset purchases. This announcement combined with improving employment reports to drive the S&P 500® Index higher between early October and the end of December. Also boosting the U.S. equity market’s gain at the end of the annual period was the Fed’s announcement, ending seven months of speculation, that it would finally but gradually begin to taper its asset purchases in January 2014. A particularly notable catalyst for the U.S. equity market during the annual period was the expansion of the price/earnings multiple investors were willing to pay, as the price/earnings multiple of the S&P 500® Index expanded from 14x to 17x by the end of December 2013. The S&P 500® Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the Index closed the year with a new high was in 1999.

All ten sectors of the S&P 500® Index posted positive double-digit absolute performance for the year, with the consumer discretionary, health care and industrials sectors leading the way. Telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors during the annual period.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel

Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

2	VALUE LINE CENTURION FUND, INC.

Annual Report To Contractowners
■ Value Line Centurion Fund, Inc.

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservations and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

2
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index

VALUE LINE CENTURION FUND, INC.	3

Annual Report To Contractowners
■ Value Line Centurion Fund, Inc.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective, the Advisor invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Below, Value Line Centurion Fund, Inc. (the “Fund”) portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2013.

How did Value Line Centurion Fund, Inc. perform during the annual period?

Value Line Centurion Fund, Inc. generated a total return of 30.96% during the 12 months ended December 31, 2013. This compares to the 32.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

While the Fund generated robust double-digit absolute gains, its underperformance of the S&P 500® Index during the 12-month reporting period can be attributed primarily to holding a position in cash during a strong rally in the U.S. equity market. Stock selection and sector allocation overall provided mixed results.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the health care sector detracted from the Fund’s performance during the annual period. A lesser exposure than the S&P 500® Index to the strongly performing biotechnology industry particularly dampened results. Having an underweighted allocation to the financials sector, which outpaced the S&P 500® Index during the annual period, and an overweighted position in the materials sector, which lagged the S&P 500® Index during the annual period, also detracted. Perhaps most significantly, holding an average 2% position in cash during a period when the U.S. equity market rallied hurt.

Offsetting these detractors were the positive contributions made by effective stock selection in the information technology, consumer staples and energy sectors, having an overweighted allocation in the strongly performing industrials sector, and having an underweighted allocation to the lagging energy sector.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, among the stocks that detracted most from the Fund’s relative performance were overweighted positions in several health care laggards. These included positions in cardiovascular device manufacturer Edwards Lifesciences, pharmacy benefits management services provider Catamaran and surgical systems manufacturer Intuitive Surgical.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were three sizable positions in the information technology sector—namely, Alliance Data Systems, which provides data-driven and transaction-based marketing and customer loyalty solutions; MasterCard, which is a global payment solutions company that provides a variety of services in support of the credit, debt and related payment programs of financial institutions; and Open Text, which provides intranet, extranet and corporate portal solutions to organizations. Avoiding several laggards in the information technology sector, such as Apple, IBM and Oracle, boosted the Fund’s results as well.

Several Fund positions in the industrials sector added value. Top contributors in the sector were inland tank barge fleet operator Kirby, construction and engineering services firm Chicago Bridge & Iron, flow control equipment manufacturer IDEX, food preparation equipment manufacturer Middleby and aerospace and defense company HEICO.

In the consumer staples sector, positions in brewer The Boston Beer Company, food products manufacturer Hormel Foods and bakery foods producer Flowers Foods were outstanding performers. We also successfully avoided positions in several giant- capitalization laggards during the annual period, including those in The Coca-Cola Company, Altria Group, The Wal-Mart Stores and Procter & Gamble.

4	VALUE LINE CENTURION FUND, INC.

Annual Report To Contractowners
■ Value Line Centurion Fund, Inc.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the fiscal year?

In our view, the Fund was under-represented in the energy sector, so to enhance diversification, we were glad to identify two stocks that we believed well deserved to be in the portfolio—Chevron, one of the world’s largest integrated oil companies, and EQT, an integrated energy company with emphasis on Appalachian area natural gas supply, transmission and distribution. Both companies had inconsistent results prior to 2003, but over the past decade have demonstrated the ability to consistently grow their earnings and stock price. In each case, we purchased shares as a dip in their respective share prices offered what we believed to be an attractive entry point.

We initiated a Fund position in insurance company Prudential because, in our view, its earnings and stock price appeared to be back on a good growth track after struggling in the wake of the country’s financial crisis.

We reduced the Fund’s position in rail freight transportation company Union Pacific, taking profits after a strong run and redeploying the proceeds into what we believed were other attractive investment opportunities. We eliminated the Fund’s position in leather goods retailer Coach, as the company reported worse than expected earnings results. We sold the Fund’s position in food retailer Harris Teeter Supermarkets after its stock rose in response to a takeover bid by competitor Kroger.

Were there any notable changes in the Fund’s weightings during the 12-month period?

There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2013.

How was the Fund positioned relative to its benchmark index at the end of December 2013?

As of December 31, 2013, the Fund was overweighted relative to the S&P 500® Index in the industrials, consumer discretionary and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors and rather neutrally weighted relative to the Index in the health care, consumer staples, utilities and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Calendar year 2013 saw lower quality stocks outperform higher quality stocks, as investors became more bold and more confident in the economy and the financial system. Speculative stocks, such as those of biotechnology companies, and Initial Public Offerings, such as those of Facebook and Twitter, outperformed the broad U.S. equity market, along with the more cyclical, economically-sensitive stocks. Lagging were the more consistent, “steady-eddy,” long-term growth stocks in which we traditionally invest, i.e., those companies that have established strongholds in their market or market niche through proprietary products or services, which, in our view, gives them greater control of their own destiny and makes them less subject to ups and downs of the economy. We consider the Fund’s underperformance of the S&P 500® Index in 2013 as part of the natural ebb and flow of the market, as the lower quality stocks that performed poorly in 2011 and 2012 regained some ground. We do not know whether the trends of 2013 will continue into the new year, but, regardless of market trends and conditions, we do not intend to vary from our strategy of investing in high quality securities with a long-term perspective. Our portfolio turnover and trading costs have remained lower than many of our peers, as we have patience with a consistent grower until a change in the company’s strategy or its earnings and stock performance give solid reason to sell.

As always, we intend to stay true to our time-tested investment discipline going forward.

VALUE LINE CENTURION FUND, INC.	5

■ Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2013) (Unaudited)

Percentage of
Company	Total Net Assets
Rollins, Inc.	1.83%
Alliance Data Systems Corp.	1.71%
TJX Companies, Inc. (The)	1.63%
AutoZone, Inc.	1.55%
AMETEK, Inc.	1.54%
MasterCard, Inc. Class A	1.52%
Yum! Brands, Inc.	1.46%
Church & Dwight Co., Inc.	1.41%
Affiliated Managers Group, Inc.	1.41%
Roper Industries, Inc.	1.39%

Sector Weightings vs. Index (As of 12/31/2013) (Unaudited)

6	VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Average Annual Total Returns (For periods ended 12/31/2013) (Unaudited)

	1	3	5	10	Since Inception
	Yr	Yrs	Yrs	Yrs	11/15/1983
Value Line Centurion Fund, Inc.	30.96%	16.67%	17.28%	5.55%	8.67%
S&P 500 Index	32.38%	16.18%	17.94%	7.40%	11.02%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500 Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

VALUE LINE CENTURION FUND, INC.	7

■ Value Line Centurion Fund, Inc.

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2013 and held for six months ended December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,180.79	$4.89	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	0.89%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

8

■ Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2013
Shares		Value
Common Stocks — 97.4%
Consumer Discretionary — 13.1%
5,000	AutoZone, Inc. *	$2,389,700
16,200	BorgWarner, Inc.	905,742
24,800	Brinker International, Inc.	1,149,232
8,100	Buckle, Inc. (The) (1)	425,736
9,300	Buffalo Wild Wings, Inc. *	1,368,960
14,700	Dick’s Sporting Goods, Inc.	854,070
8,600	Domino’s Pizza, Inc.	598,990
12,600	Gildan Activewear, Inc.	671,706
40,200	LKQ Corp. *	1,322,580
17,600	McDonald’s Corp.	1,707,728
12,200	NIKE, Inc. Class B	959,408
4,200	O’Reilly Automotive, Inc. *	540,582
11,500	Penn National Gaming, Inc. *	164,795
10,000	Starbucks Corp.	783,900
39,400	TJX Companies, Inc. (The)	2,510,962
14,400	VF Corp.	897,696
18,600	Wolverine World Wide, Inc.	631,656
29,800	Yum! Brands, Inc.	2,253,178
		20,136,621
Consumer Staples — 10.4%
3,300	Boston Beer Co., Inc. (The) Class A *	797,907
5,800	British American Tobacco PLC ADR	623,036
5,500	Bunge Ltd.	451,605
14,000	Casey’s General Stores, Inc.	983,500
32,800	Church & Dwight Co., Inc.	2,173,984
8,500	Costco Wholesale Corp.	1,011,585
8,900	Energizer Holdings, Inc.	963,336
51,000	Flowers Foods, Inc.	1,094,970
23,000	General Mills, Inc.	1,147,930
41,000	Hormel Foods Corp.	1,851,970
12,800	Ingredion, Inc.	876,288
21,500	J&J Snack Foods Corp.	1,904,685
11,000	PepsiCo, Inc.	912,340
9,000	Reynolds American, Inc.	449,910
14,000	Whole Foods Market, Inc.	809,620
		16,052,666
Energy — 3.2%
7,500	Chevron Corp.	936,825
2,500	Core Laboratories N.V.	477,375
16,700	Enbridge, Inc.	729,456
12,000	EQT Corp.	1,077,360
7,000	FMC Technologies, Inc. *	365,470
16,000	Noble Energy, Inc.	1,089,760
3,400	Oceaneering International, Inc.	268,192
		4,944,438
Financials — 6.6%
10,000	Affiliated Managers Group, Inc. *	2,168,800
22,800	AFLAC, Inc.	1,523,040
10,500	American Tower Corp. REIT	838,110
3,000	Bank of Montreal	199,980
3,200	BlackRock, Inc.	1,012,704
3,100	Camden Property Trust REIT	176,328
700	Everest Re Group Ltd.	109,109
11,500	Gaming and Leisure Properties, Inc. REIT *	584,315
7,800	M&T Bank Corp. (1)	908,076
5,600	MetLife, Inc.	301,952
7,000	Prudential Financial, Inc.	645,540
10,200	Royal Bank of Canada	685,746

Shares		Value
Financials — 6.6% (Continued)
6,000	Stifel Financial Corp. *	$287,520
8,400	T. Rowe Price Group, Inc.	703,668
		10,144,888
Health Care — 12.1%
14,000	Alexion Pharmaceuticals, Inc. *	1,862,840
11,600	Allergan, Inc.	1,288,528
7,000	C.R. Bard, Inc.	937,580
17,174	Catamaran Corp. *	815,421
26,000	Cerner Corp. *	1,449,240
1,000	Cooper Cos., Inc. (The)	123,840
2,300	DaVita HealthCare Partners, Inc. *	145,751
5,100	DENTSPLY International, Inc.	247,248
7,800	Edwards Lifesciences Corp. *	512,928
19,340	Express Scripts Holding Co. *	1,358,442
15,300	Henry Schein, Inc. *	1,748,178
7,300	IDEXX Laboratories, Inc. *	776,501
5,500	McKesson Corp.	887,700
19,800	Mednax, Inc. *	1,056,924
5,700	Mettler-Toledo International, Inc. *	1,382,763
10,700	Novo Nordisk A/S ADR	1,976,932
13,000	Teva Pharmaceutical Industries Ltd. ADR	521,040
12,000	Thermo Fisher Scientific, Inc.	1,336,200
1,600	Universal Health Services, Inc. Class B	130,016
		18,558,072
Industrials — 28.4%
9,500	Acuity Brands, Inc.	1,038,540
45,000	AMETEK, Inc.	2,370,150
28,000	Canadian National Railway Co.	1,596,560
1,000	Canadian Pacific Railway Ltd.	151,320
11,000	Chicago Bridge & Iron Co. N.V.	914,540
14,400	CLARCOR, Inc.	926,640
8,300	Clean Harbors, Inc. *	497,668
24,700	Danaher Corp.	1,906,840
38,000	Donaldson Co., Inc.	1,651,480
5,700	Equifax, Inc.	393,813
4,400	Esterline Technologies Corp. *	448,624
10,000	Fastenal Co.	475,100
8,800	FedEx Corp.	1,265,176
9,700	General Dynamics Corp.	926,835
9,200	Graco, Inc.	718,704
15,890	HEICO Corp.	920,825
18,200	IDEX Corp.	1,344,070
5,600	IHS, Inc. Class A *	670,320
7,600	ITT Corp.	329,992
8,000	J.B. Hunt Transport Services, Inc.	618,400
10,100	Kansas City Southern	1,250,683
18,800	Kirby Corp. *	1,865,900
7,000	L-3 Communications Holdings, Inc.	748,020
3,000	Middleby Corp. (The) *	719,910
3,500	Oshkosh Corp.	176,330
12,000	Parker Hannifin Corp.	1,543,680
7,000	Precision Castparts Corp.	1,885,100
23,000	Republic Services, Inc.	763,600
3,500	Rockwell Automation, Inc.	413,560
93,200	Rollins, Inc.	2,823,028
15,400	Roper Industries, Inc.	2,135,672
15,100	Stericycle, Inc. *	1,754,167
18,000	Toro Co. (The)	1,144,800
5,900	Union Pacific Corp.	991,200
14,100	United Technologies Corp.	1,604,580

See Notes to Financial Statements.	9

■ Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2013
Shares		Value
Common Stocks — 97.4% (Continued)
Industrials — 28.4% (Continued)
7,000	Valmont Industries, Inc. (1)	$1,043,840
5,800	W.W. Grainger, Inc.	1,481,436
12,400	Wabtec Corp.	920,948
30,000	Waste Connections, Inc.	1,308,900
		43,740,951
Information Technology — 10.6%
21,400	Accenture PLC Class A	1,759,508
10,000	Alliance Data Systems Corp. *	2,629,300
7,700	Amphenol Corp. Class A	686,686
4,500	Anixter International, Inc.	404,280
14,800	ANSYS, Inc. *	1,290,560
8,200	Automatic Data Processing, Inc.	662,642
18,300	Cognizant Technology Solutions Corp. Class A *	1,847,934
4,500	Equinix, Inc. *	798,525
6,200	Fiserv, Inc. *	366,110
2,800	MasterCard, Inc. Class A	2,339,288
2,300	MICROS Systems, Inc. *	131,951
12,400	Open Text Corp. (1)	1,140,304
28,400	Salesforce.com, Inc. *	1,567,396
7,800	WEX, Inc. *	772,434
		16,396,918
Materials — 9.8%
3,600	Airgas, Inc.	402,660
6,500	Albemarle Corp.	412,035
15,200	Ball Corp.	785,232
32,500	Crown Holdings, Inc. *	1,448,525
17,000	Ecolab, Inc.	1,772,590
27,600	FMC Corp.	2,082,696
2,400	NewMarket Corp.	801,960
12,200	Packaging Corp. of America	772,016
13,000	Praxair, Inc.	1,690,390
14,000	Scotts Miracle-Gro Co. (The) Class A	871,080
15,100	Sigma-Aldrich Corp.	1,419,551
31,600	Silgan Holdings, Inc.	1,517,432
16,000	Valspar Corp. (The)	1,140,640
		15,116,807
Telecommunication Services — 0.7%
15,400	Crown Castle International Corp. *	1,130,822
Utilities — 2.5%
11,500	ITC Holdings Corp.	1,101,930
5,000	NextEra Energy, Inc.	428,100
18,000	ONEOK, Inc.	1,119,240
28,300	Questar Corp.	650,617
13,200	Wisconsin Energy Corp.	545,688
		3,845,575
	Total Common Stocks
	(Cost $78,861,634)	150,067,758

Principal
Amount		Value
Short-Term Investments — 3.6%
Repurchase Agreements — 1.9%
$2,900,000	With Morgan Stanley, 0.01%, dated 12/31/13, due 01/02/14, delivery value $2,900,002 (collateralized by $2,955,000 U.S. Treasury Notes 1.000% due 03/31/17, with a value of $2,969,557)	$2,900,000
Joint Repurchase Agreements (Investments of Cash Collateral for Securities on Loan) — 1.7%
936,802	Joint Repurchase Agreement with Morgan Stanley, 0.02%, dated 12/31/13, due 01/02/14, delivery value $936,803 (collateralized by $955,538 U.S. Treasury Bonds 4.250% - 8.000% due 11/15/21 - 11/15/40 and U.S. Treasury Notes 2.625% - 2.750% due 11/15/20 - 11/15/23, with a value of $950,675)	936,802
1,382,897	Joint Repurchase Agreement with Barclays, 0.01%, dated 12/31/13, due 01/02/14, delivery value $1,382,898 (collateralized by $1,410,557 U.S. Treasury Inflation Indexed Notes 1.250% - 1.875% due 04/15/14 - 07/15/15, with a value of $1,399,894)	1,382,897
223,048	Joint Repurchase Agreement with Citigroup, 0.01%, dated 12/31/13, due 01/02/14, delivery value $223,048 (collateralized by $227,511 U.S. Treasury Bills 0.000% due 02/20/14, with a value of $227,511)	223,048
		2,542,747
	Total Short-Term Investments
	(Cost $5,442,747)	5,442,747
	Total Investments — 101.0%
	(Cost $84,304,381)	$155,510,505
Excess Of Liabilities Over Cash And Other Assets —(1.0)%		(1,472,886)
Net Assets —100.0%		$154,037,619
Net Asset Value Per Outstanding Share ($154,037,619 ÷ 8,166,828 shares outstanding )		$18.86

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2013, the market value of the securities on loan was $2,784,766.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2013 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$150,067,758	$—	$—	$150,067,758
Short-Term Investments	—	5,442,747	—	5,442,747
Total Investments in Securities	$150,067,758	$5,442,747	$—	$155,510,505

10	See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investment securities, at value (Cost - $78,861,634) (securities on loan, at value, $2,784,766)	$150,067,758
Repurchase agreements (Cost - $5,442,747)	5,442,747
Cash	593,447
Receivable for securities sold	870,179
Interest and dividends receivable	115,975
Prepaid expenses	2,574
Receivable for securities lending income	838
Receivable for capital shares sold	231
Total Assets	157,093,749
LIABILITIES:
Payable upon return of securities on loan	2,845,178
Payable for capital shares redeemed	94,841
Accrued expenses:
Advisory fee	64,266
Service and distribution plan fees	32,133
Directors’ fees and expenses	207
Other	19,505
Total Liabilities	3,056,130
Net Assets	$154,037,619
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 8,166,828 shares)	$8,166,828
Additional paid-in capital	136,026,699
Undistributed net investment income	335,584
Accumulated net realized loss on investments and foreign currency	(61,697,616)
Net unrealized appreciation of investments	71,206,124
Net Assets	$154,037,619
Net Asset Value Per Outstanding Share ($154,037,619 ÷ 8,166,828 shares outstanding)	$18.86

Statement of Operations
For the Year Ended
December 31, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,392)	$1,606,463
Securities lending income	31,442
Interest	2,178
Total Income	1,640,083
Expenses:
Advisory fee	715,418
Service and distribution plan fees	572,343
Auditing and legal fees	82,001
Custodian fees	35,924
Directors’ fees and expenses	29,373
Printing and postage	18,521
Insurance	12,244
Other	15,576
Total Expenses Before Fees Waived	1,481,400
Less: Service and Distribution Plan Fees Waived	(214,641)
Net Expenses	1,266,759
Net Investment Income	373,324
Net Realized and Unrealized Gain on Investments
and Foreign Exchange Transactions:
Net Realized Gain	11,109,134
Change in Net Unrealized Appreciation/ (Depreciation)	27,137,757
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	38,246,891
Net Increase in Net Assets from Operations	$38,620,215

See Notes to Financial Statements.	11

■ Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Years Ended December 31,
	2013	2012
Operations:
Net investment income	$373,324	$788,551
Net realized gain on investments and foreign currency	11,109,134	9,326,694
Change in net unrealized appreciation/(depreciation) on investments	27,137,757	8,918,541
Net increase in net assets from operations	38,620,215	19,033,786
Distributions to Shareholders from:
Net investment income	(785,155)	—
Capital Share Transactions:
Proceeds from sale of shares	2,276,557	2,546,309
Proceeds from reinvestment of dividends to shareholders	785,155	—
Cost of shares redeemed	(19,885,864)	(17,582,344)
Net decrease in net assets from capital share transactions	(16,824,152)	(15,036,035)
Total Increase in Net Assets	21,010,908	3,997,751

NET ASSETS:
Beginning of year	133,026,711	129,028,960
End of year	$154,037,619	$133,026,711
Undistributed net investment income included in net assets, at end of year	$335,584	$785,762

12	See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$14.48	$12.56	$11.96	$9.72		$8.75
Income from investment operations:
Net investment income/(loss)	0.05	0.09	— (1)	—	(1)	(0.01)
Net gains on securities (both realized and unrealized)	4.42	1.83	0.60	2.48		0.98
Total from investment operations	4.47	1.92	0.60	2.48		0.97
Less distributions:
Dividends from net investment income	(0.09)	—	—	(0.01)		—
Distributions from net realized gains	—	—	—	(0.23)		—
Total distributions	(0.09)	—	—	(0.24)		—
Net asset value, end of year	$18.86	$14.48	$12.56	$11.96		$9.72
Total return*	30.96%	15.29%	5.02%	25.75%		11.09%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$154,038	$133,027	$129,029	$134,719		$124,701
Ratio of gross expenses to average net assets(2)	1.04%	1.06%	1.06%	1.05	%(3)	1.06%
Ratio of net expenses to average net assets(4)	0.89%	0.91%	0.91%	0.85	%(5)	0.91%
Ratio of net investment income/(loss) to average net assets	0.26%	0.58%	(0.01)%	0.09%		(0.08)%
Portfolio turnover rate	7%	11%	25%	27%		121%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)	Amount is less than $.01 per share.
(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distri- bution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(5)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.	13

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2013

1.	Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

14

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2013

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful (1%) in relation to its net assets as of the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended December 31, 2013 there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C) Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close-out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The joint repurchase agreements held by the Fund at the year end had been entered into on December 31, 2013.

At year end, the Fund had investments in repurchase agreements with a gross value of $2,900,000 on the Statement of Assets and Liabilities. The value of the Fund’s related collateral exceeded the value of the repurchase agreements at year end.

At year end, the Fund had investments in joint repurchase agreements with a gross value of $2,542,747 on the Statement of Assets and Liabilities. The value of the Fund’s related collateral exceeded the value of the joint repurchase agreements at year end.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2010 through December 31, 2013), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

15

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2013

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%.

As of December 31, 2013, the Fund loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
$2,784,766	$2,845,178	$2,843,693

          Additionally, refer to note 1(c) for details on joint repurchase agreements which were entered into using security lending cash collateral.

16

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2013

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2.	Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	138,165	185,746
Shares issued on reinvestment	47,100	—
Shares redeemed	(1,208,494)	(1,270,948)
Net decrease	(1,023,229)	(1,085,202)
Dividends per share from net investment income	$0.0915	$—

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

		Year Ended December 31,2013
PURCHASES:
Investment Securities		$9,804,757
SALES:
Investment Securities		$27,797,322

4.	Income Taxes

At December 31, 2013, information on the tax components of capital is as follows:

Cost of investments for tax purposes		$84,398,253
Gross tax unrealized appreciation		$71,237,566
Gross tax unrealized depreciation		(125,314)
Net tax unrealized appreciation on investments		$71,112,252
Capital loss carryforward, expires
December 31, 2016		$5,545,598
December 31, 2017		$56,057,485
Undistributed ordinary income		$335,584

During the year ended December 31, 2013, as permitted under federal income tax regulations, the Fund utilized $11,100,480 of capital loss carryforwards and elected to defer $661 of post October short-term losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

17

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2013

The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

The tax composition of distributions to shareholders for the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Ordinary income	$785,155	$—

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $38,347 and decreased accumulated net realized loss by $38,347. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and REITs.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $715,418, was paid or payable to the Adviser for the year ended December 31, 2013. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2013, fees amounting to $572,343, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2013, the fees waived amounted to $214,641. The Distributor has no right to recoup previously waived amounts.

Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Fund.

18

■ Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 13, 2014

19

■ Value Line Centurion Fund, Inc.

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2013, qualifies for the corporate dividends received deductions.

During the calendar year 2013, 100% of the ordinary income distribution is treated as qualified dividends.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

20

■ Value Line Centurion Fund, Inc.

Management Information

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 10 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position (Since)	Principal Occupation During the Past 5 Years
Interested Director*

Mitchell E. Appel 1970 Other Directorships: Forethought Variable Insurance Trust, since 2013.	Director (2010)
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956 Other Directorships: None	Director (2008)	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931 Other Directorships: None	Director (2000)
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935 Other Directorships: None	Director (1997)	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939 Other Directorships: None	Director (1983)	Chairman, Institute for Political Economy.

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949 Other Directorships: None	Director (1996)	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013).

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (2008) Chairman of Board (2010)	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).

Other Directorships: None

21

■ Value Line Centurion Fund, Inc.

Management Information (Continued)

Name, Address, and Year of Birth	Position (Since)	Principal Occupation During the Past 5 Years
Officers

Mitchell E. Appel 1970	President (2008)
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer (2009)
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Secretary (2008)	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-221-3253.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

22

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

    (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2013 - $48,007
Audit Fees 2012 - $30,270

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2013 -$17,064
Tax Preparation Fees 2012 - $15,518

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2013 - $1,200
Aggregate Non-Audit Fees 2012 - $2,400

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12	Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 11, 2014